Exhibit 10.1

MAGNUM HUNTER RESOURCES CORPORATION

SECURITIES PURCHASE AGREEMENT

 This Securities Purchase Agreement (this “Agreement”), dated as of May 27, 2014, is entered into by and among Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), and each person set forth on the omnibus signature page attached hereto (each, an “Investment Vehicle” and collectively, the “Investment Vehicles” or the “Investor”).

WHEREAS, the Company desires to issue and sell to Investor, in a private placement offering (the “Offering”), (i) an aggregate of 21,428,580 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and (ii) warrants (the “Warrants”) to purchase an aggregate of 2,142,858 shares of Common Stock (the “Warrant Shares”) at a purchase price of $7.00 for each Share and Warrant to purchase one-tenth of a Warrant Share;

WHEREAS, Investor wishes to purchase the Shares and the Warrants on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Offering is being made to a limited number of “accredited investors,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Investor hereby agree as follows:

1.                                      Purchase and Sale.

(a)           At the Closing (as defined below), on the terms and subject to the conditions set forth herein, the Company will issue and sell to Investor, and Investor will purchase from the Company, the Shares and the Warrants for an aggregate purchase price of $150,000,060.00 (the “Purchase Price”).  The Warrants shall be in the form attached hereto as Annex II.

(b)           Pursuant to the terms and subject to the conditions of this Agreement, the Company and Investor hereby agree to be bound by the terms and conditions of this Agreement and the terms and conditions of that certain Registration Rights Agreement, dated of even date herewith, by and between the Company and Investor (the “Registration Rights Agreement” and together with this Agreement and the Warrants, the “Transaction Documents”), a copy of which attached is hereto as Annex III.

2.             [Reserved]

3.                                      Closing and Delivery of the Shares and Funds.

(a)           Closing.  Upon the satisfaction of the conditions set forth in Section 6, the closing of the purchase and sale of the Shares and the Warrants (the “Closing”) shall occur remotely via exchange of documents and signatures on May 29, 2014 (the “Closing Date”), or such other time agreed to by the Company and Investor.

(b)           Payment of Purchase Price; Delivery of Shares and Warrants.  At or prior to the Closing, Investor will remit in United States dollars by wire transfer of immediately available funds in accordance with wiring instructions provided by the Company prior to Closing the Purchase Price. On or before the Closing Date, the Company will instruct its transfer agent (the “Transfer Agent”) to deliver to Investor one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4(c) hereof), evidencing the Shares, against delivery of the Purchase Price.  On the Closing Date, the Company will deliver to Investor the Warrants, against delivery of the Purchase Price. The foregoing notwithstanding, if Investor has indicated to the Company prior to the time of execution of this Agreement a need to settle “delivery versus payment,” the Company shall deliver to Investor or Investor’s designated custodian the original stock certificate(s) and Warrants on or prior to the Closing Date and, upon receipt, Investor shall wire the Purchase Price as provided in the first sentence of this Section 3(b).

4.             Representations, Warranties and Covenants of Investor.  Investor hereby represents and warrants to the Company as follows (it being understood that each Investment Vehicle is making the following representations and warranties severally with respect to only itself and not jointly with any other Investment Vehicle):

(a)           Investor is acquiring the Shares and the Warrants for its own account and for investment and not with a view to the distribution thereof within the meaning of the Securities Act; provided, however, that by making the representations herein, Investor does not agree to hold any of the Shares or Warrants for any minimum or other specific term and reserves the right to dispose of the Shares and Warrants at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b)           Investor has answered all of the questions in the Investor Questionnaire attached hereto as Annex IV (the “Investor Questionnaire”), the answers in the Investor Questionnaire are true and correct as of the date hereof and will be true and correct as of the Closing Date, and Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(c)           Investor understands that the Shares and the Warrants will not be transferable except (a) pursuant to an effective registration statement under the Securities Act, (b) pursuant to an available exemption from, or in a transaction not subject to, the Securities Act as evidenced by receipt by the Company of a written opinion of counsel for Investor reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws or (c) pursuant to Rule 144 under the Securities Act (“Rule 144”).  Restrictive legends shall be placed on all certificates representing any Shares, substantially as follows:

NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN

EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”), (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE SECURITIES ACT AS EVIDENCED BY THE CORPORATION BEING FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT, OR (C) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)           Investor understands that the sale of the Shares and the Warrants have not been registered under the Securities Act by reason of a specific exemption from the registration requirements of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Investor understands and acknowledges that the Offering pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of Shares and Warrants thereunder is exempt from the registration requirements of the Securities Act.

(e)           Either alone or with Investor’s investment adviser, Investor has such knowledge and experience in business and financial matters and with respect to investments in securities such as the Shares and the Warrants so as to enable it to understand and evaluate the risks of its investment in the Shares and the Warrants and form an investment decision with respect thereto. Investor has been afforded the opportunity during the course of the Offering to ask questions of, and to secure such information from, the Company and its officers and directors with regard to the Company and the terms and conditions of the Offering, as it deems necessary to evaluate the merits of entering into the transactions contemplated by this Agreement.  Investor understands and acknowledges that such discussions, as well as the reports filed by the Company on or after January 1, 2013 and prior to the date of this Agreement with the Securities and Exchange Commission (the “SEC”) (collectively, the “SEC Reports”) and any written information issued by the Company, (a) were intended to describe aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily an exhaustive description, and (b) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 5 below or the right of Investor to rely thereon.

(f)            Investor represents and warrants that no Shares or Warrants were offered or sold to it by means of any form of general advertising or, to its knowledge, general solicitation, and in connection therewith, Investor did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (iii) observe any website or filing of the Company with the SEC, in each case, in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(g)           Investor is duly organized and validly existing, has the power and authority to enter into this Agreement, the Registration Rights Agreement and the Warrants and is not organized for the purpose of this investment.  The execution, delivery and performance by Investor of this Agreement, the Registration Rights Agreement and the Warrants have been duly authorized by all requisite action on the part of Investor.  This Agreement and the Registration Rights Agreement have been duly executed and delivered by Investor and constitute legal and binding obligations of Investor, enforceable in accordance with their terms, except (i) as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained herein or in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

(h)           Investor is not, and, immediately prior to Closing will not be, a “substantial security holder” of the Company as described in Sections 312.03 and 312.04 of the New York Stock Exchange Listed Company Manual.

(i)            Since January 1, 2014, none of Investor or any of its affiliates or any person acting on behalf of Investor or any of its affiliates has effected, or entered into any agreement or other arrangement with respect to, any sale or other disposition of shares of Common Stock, including any short sale (as defined in Regulation SHO under the Exchange Act), or of any securities convertible into or exchangeable or exercisable for shares of Common Stock, or any swap, hedge or other transaction or arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, and no such person is currently a party to any such agreement or arrangement.

(j)            Investor understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Company.

5.             Representations, Warranties and Covenants of the Company.  Except as (i) described in the disclosure schedule attached hereto as Schedule A or (ii) disclosed in SEC Reports filed by the Company with the SEC on or after February 25, 2014, the Company hereby represents and warrants to Investor that as of the date hereof (except for representations and warranties which speak as of a specific date, which shall be made as of such date):

(a)           Organization, Good Standing and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted and as it is currently proposed to be conducted, and to enter into and carry out the provisions of this Agreement, the Registration Rights Agreement and the Warrants.  The Company is duly qualified to transact business and is in good standing in each other jurisdiction in which the failure to so qualify would materially and adversely affect the Company’s business, properties, assets, prospects or financial condition.

(b)           Authorization of Agreements.  The Company has the requisite corporate power and authority to (a) enter into and to consummate the transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrants, and (b) authorize, execute, issue and deliver the Shares, the Warrants and the Warrant Shares as contemplated by this Agreement and the Warrants.  This Agreement, the Registration Rights Agreement and the Warrants, and the performance by the Company of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action on the part of the Company.  This Agreement and the Registration Rights Agreement have been, and on the Closing Date the Warrants will have been, duly executed and delivered by the Company, and this Agreement and the Registration Rights Agreement constitute, and upon execution and delivery thereof by the Company against payment of the Purchase Price, the Warrants will constitute, legal and binding obligations of the Company, enforceable in accordance with their terms, except (i) as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained herein or in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

(c)           Authorization of Shares.  The Shares to be issued at the Closing have been duly authorized for issuance and sale to Investor pursuant to this Agreement.  The Warrant Shares have been duly authorized and reserved for issuance and sale upon exercise of the Warrants.  When issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Shares will be duly and validly issued and the Shares will be fully paid and non-assessable.  When issued and delivered by the Company pursuant to the Warrants against payment of the exercise price set forth in the Warrants, the Warrant Shares will be duly and validly issued and the Warrant Shares will be fully paid and non-assessable.  The sale of the Shares and the Warrants is not, and the issuance of the Warrant Shares pursuant to the Warrants will not be, subject to any preemptive rights or rights of first refusal.

(d)           Government Consents. Except (i) as required by the Registration Rights Agreement and (ii) for the filing of a Form D with the SEC under Regulation D under the

Securities Act, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or other person on the part of the Company is required in connection with the offer, sale or issuance of the Shares or the Warrants or the consummation of any other transaction contemplated hereby.

(e)           Private Placement.  Assuming that the representations of Investor set forth in Section 4 above are true and correct, the offer, sale and issuance of the Shares and the Warrants in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.  Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company has offered or sold any of the Shares or Warrants by any form of general solicitation or general advertising.

(f)            Compliance with Other Instruments.  The execution, delivery, and performance by the Company of this Agreement, the Registration Rights Agreement and the Warrants and the issuance and sale of the Shares and Warrants as contemplated by this Agreement and the issuance and sale of the Warrant Shares as contemplated by the Warrants will not (i) result in a violation of, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under, or require any consent or waiver under, or result in the creation of any mortgage, pledge, lien, encumbrance, option, security interest, claim, loan, restriction or charge upon any of the properties or assets of the Company or its subsidiaries pursuant to, any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, writ, decree, order or obligation to which Company is a party or by which it or any of its properties or assets are bound, which would materially adversely affect the Company or its subsidiaries’ business, properties, assets or financial condition, (ii) result in a violation of any provision of any federal, state, or local statute, rule or governmental regulation applicable to the Company or its subsidiaries which would materially adversely affect the Company or its subsidiaries’ business, properties, assets or financial condition, or (iii) conflict with or violate any provisions of the Company’s or certificate of incorporation or bylaws.

(g)           SEC Reports.  Since December 31, 2013, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Each SEC Report complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, as of their respective dates and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Except as disclosed in the SEC Reports, since December 31, 2013, there has been no occurrence or event that has had or would reasonably be expected to have a material adverse effect on the financial condition, results of operations, properties or business of the Company and its subsidiaries, considered as a whole or on the authority or ability of the Company to perform its obligations under the Transaction Documents (a “Material Adverse Effect”).

(h)           Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve months preceding the date hereof, received any notice from the New York Stock Exchange (the “NYSE”) to the effect that the Company is not in compliance with the listing or maintenance requirements of the NYSE and has no knowledge of any facts that would reasonably be expected to lead to delisting or suspension of the Common Stock in the foreseeable future. The Company is, and after giving effect to the transactions contemplated by this Agreement will be, in compliance with all listing and maintenance requirements of the NYSE on the date hereof.

(i)            Financial Information. The consolidated financial statements and the related notes thereto included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC on February 25, 2014 (as amended, the “Annual Report”) and in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2014 filed with the SEC on May 9, 2014 (the “Quarterly Report”) complied with the applicable requirements of the Exchange Act and presented fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and their results of operations and cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as may be otherwise indicated in such financial statements or the notes thereto).

(j)            No Violation or Default. Neither the Company nor any of its subsidiaries are (i) in violation of its charter or bylaws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiaries are a party or by which the Company or its subsidiaries are bound or to which any of the property or assets of the Company or its subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k)           Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Quarterly Report (other than the grant of additional awards under the Company’s equity incentive plans or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible or exchangeable into, shares of Common Stock outstanding). Except as disclosed in the Annual Report or the Quarterly Report, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities (other than the grant of additional awards under the Company’s equity incentive plans).

(l)            Registration Rights. Except for pursuant to (i) that certain Registration Rights Agreement, dated as of March 20, 2014, by and among the Company and the investors party thereto, and (ii) the Registration Rights Agreement, no person has the right, contractual or otherwise, to require the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Resale Registration Statement.

(m)          No Litigation. Except as set forth in the Annual Report or the Quarterly Report, there are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, threatened, to which the Company or a subsidiary is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

(n)           Licenses and Permits. Except as set forth in the Annual Report or the Quarterly Report, the Company and each of its subsidiaries possess or have obtained all licenses, certificates, consents, orders, approvals, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Annual Report (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Annual Report or the Quarterly Report, neither the Company nor any of its subsidiaries have received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)           Title to Real and Personal Property. Except as set forth in the Annual Report or the Quarterly Report, the Company and its subsidiaries have (i) good and defensible title to all of its oil and gas properties (including oil and gas wells, producing leasehold interests and appurtenant personal property) and (ii) good and valid title in fee simple to all items of real property and good and valid title to all personal property described in the Annual Report as being owned by them that are material to the businesses of the Company or such subsidiary, in each case free and clear of all liens, encumbrances and claims, except those that (A) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its subsidiaries or (B) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real property described in the Annual Report or the Quarterly Report as being leased by the Company and any of its subsidiaries is held by them under valid, existing and enforceable leases, except those that (1) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its subsidiaries or (2) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

(p)           Environmental Laws. Except as set forth in the Annual Report or the Quarterly Report, the Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Annual Report; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)           Internal Controls. Except as disclosed in the Annual Report or the Quarterly Report, the Company and its subsidiaries maintain in all material respects a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(r)            Investment Company Act. Neither the Company nor any of the subsidiaries is or, after giving effect to the offering and sale of the Shares and the Warrants, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940.

(s)            Operations. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except as would not reasonably be expected to result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(t)            Brokers and Finders.  No person or entity has or will have, as a result of the transactions contemplated by the Transaction Documents, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or by any agent of the Company.

(u)           OFAC.  Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, towards any sales or operations in any country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(v)           Shell Company Status.  Rule 144 under the Securities Act is currently available for resales of the Company’s securities under paragraph (i) of Rule 144 under the Securities Act.

(w)          Reliance.  The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by Investor.

6.                                      Closing Conditions; Deliverables.

(a)           Conditions to Investor’s Obligations.  Investor’s obligation to purchase the Shares and the Warrants will be subject to the fulfillment at or before the Closing of each of the following conditions:

(i)            The execution and delivery by the Company of this Agreement and the Registration Rights Agreement.

(ii)           The representations and warranties of the Company contained in Section 5 qualified as to materiality shall be true and correct at and as of the Closing with the same effect as if made at and as of the Closing (except for representations and warranties which speak as of a specific date, which shall be true and correct in all respects as of such date) and the representations and warranties of the Company contained in Section 5 not qualified as to materiality shall be true and correct in all material respects at and as of the Closing with the same effect as if made at and as of the Closing (except for representations and warranties which speak as of a specific date, which shall be true and correct in all material respects as of such date).

(iii)          The Company shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company at or prior to the Closing.

(iv)          No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(v)           The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Shares at Closing, all of which shall be, and remain so long as necessary, in full force effect.

(vi)          Since the date of this Agreement, there has been no occurrence or event that has had or would reasonably be expected to have a Material Adverse Effect.

(vii)         (a) The Common Stock (I) shall be designated for quotation or listed on the NYSE and (II) shall not have been suspended, as of the Closing Date, by the SEC or the NYSE from trading on the NYSE nor shall suspension by the SEC or the NYSE have been threatened, as of the Closing Date, either (A) in writing by the SEC or the NYSE or (B) by falling below the minimum listing maintenance requirements of the NYSE and (b) the Company shall have caused all of the Shares and the Warrant Shares to be approved for listing on the NYSE.

(viii)        The Company shall deliver to Investor (i) facsimile copies of one or more stock certificates, free and clear of all restrictive and other legends (except as provided in Section 4(c) hereof), evidencing the Shares subscribed for by Investor hereunder, registered in the name of Investor as set forth in the Investor Questionnaire, with the original stock certificates delivered within three trading days of Closing and (ii) the Warrants registered in the name of Investor as set forth in the Investor Questionnaire.

(ix)          The Company shall deliver to Investor a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 6(a)(ii) and 6(a)(iii), in substantially the form attached hereto as Exhibit A.

(x)           The Company shall deliver to Investor a certificate, dated as of the Closing Date and signed by its Secretary, in substantially the form attached hereto as Exhibit B.

(xi)          The Company shall deliver to Investor a legal opinion of Bracewell & Giuliani LLP, counsel to the Company, dated as of the Closing Date, in substantially the form attached hereto as Exhibit C.

(xii)         The Company shall deliver to Investor a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware as of a date within five days of the Closing Date.

(xiii)        The Company shall deliver to Investor a certificate evidencing the Company’s qualification as a foreign corporation from the Secretary of State of the State of Texas and a certificate evidencing the Company’s good standing issued by the Texas Comptroller of Public Accounts, each as of a date within five days of the Closing Date.

(b)           Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Shares and the Warrants to Investor shall be subject to the fulfillment at or before the Closing of each of the following conditions:

(i)            The execution and delivery by Investor of this Agreement and the Registration Rights Agreement.

(ii)           The representations and warranties of Investor contained in Section 4 shall be true and correct in all material respects at and as of the Closing with the same effect as if made at and as of the Closing.

(iii)          Investor shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by Investor at or prior to the Closing.

(iv)          Investor shall have delivered the Purchase Price for the Shares and Warrants.

7.                                      Covenants of the Parties.

(a)           Removal of Legends.  The legend set forth in Section 4(c) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Shares and Warrant Shares (collectively, the “Securities”) upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if Investor is selling pursuant to the Resale Registration Statement (as defined below), Investor agrees to only sell such Securities during such time that the Resale Registration Statement is effective and not withdrawn or suspended, and only as permitted by the Resale Registration Statement), (ii) such Securities are sold or transferred pursuant to Rule 144 or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the date on which the Resale Registration Statement is declared effective by the SEC (the “Effectiveness Date”) or (ii) Rule 144 becoming available for the resale of Securities without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions (such earlier date, the “Legend Removal Date”), the Company shall deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall reissue a certificate representing the applicable Securities without legend upon receipt by the Transfer Agent of the legended certificates for such Securities. Any fees (with respect to the Transfer Agent or otherwise) associated with the removal of such legend shall be borne by the Company. Following the Legend Removal Date, or at such earlier time as a legend is no longer required for certain Securities (in which case Investor shall also be required to provide reasonable assurances (in the form of seller and, if applicable, broker representation letters), the Company will no later than three trading days following the delivery by Investor to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing Securities (endorsed or with stock powers attached, signatures guaranteed and otherwise in form necessary to affect the reissuance and/or transfer), deliver or cause to be delivered to Investor or the transferee of Investor a certificate representing such Securities that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 7(a) other than to comply with applicable law.  Certificates for Securities subject to legend removal hereunder may be transmitted by the Transfer Agent to Investor by crediting the account of such Investor’s prime broker with DTC as directed by such Investor.  The Company covenants and agrees that, so long as all facts and circumstances bearing on a determination of whether any Investment Vehicle is an affiliate (within the meaning of Rule 144) of the Company are the same as the facts and circumstances bearing on such a determination known by the Company to exist on the date of this Agreement (but giving effect to the sale of the Securities pursuant to this Agreement), the

Company will not fail to take or cause to be taken any action required under this Section 7(a) on the grounds that an Investment Vehicle is or may be an affiliate of the Company.

(b)           Buy-in.  If the Company shall fail for any reason or for no reason to issue to Investor unlegended certificates within three trading days after receipt of all documents necessary for the removal of the legend set forth in Section 4(c) above (the “Deadline Date”), then, in addition to all other remedies available to Investor, if on or after the trading day immediately following such three trading day period, Investor is required to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that Investor anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three trading days after Investor’s request and in Investor’s sole discretion, either (i) pay cash to Investor in an amount equal to Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the shares of Common Stock held by Investor equal to the number of shares of Common Stock so purchased shall be forfeited to the Company and the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to Investor a certificate or certificates representing such shares of Common Stock and pay cash to Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock, multiplied by (y) the closing bid price on the NYSE on the Deadline Date.  Investor shall provide the Company written notice indicating the amounts payable to Investor in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.

(c)           Resale Registration Statement.  Investor acknowledges and agrees that the Company intends to use the information set forth in Investor’s Investor Questionnaire in preparing a resale registration statement (the “Resale Registration Statement”) pursuant to the Registration Rights Agreement and hereby consents to such use. After the Closing Date and through the date that such Resale Registration Statement is declared effective, Investor agrees to promptly notify the Company of any changes to the information contained in its Investor Questionnaire.

(d)           Furnishing of Information.  In order to enable Investor to sell the Shares and the Warrant Shares under Rule 144, until the date that the Shares and the Warrant Shares cease to be Registrable Securities (as defined in the Registration Rights Agreement) (and for no less than 12 months from the Closing), the Company shall use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  If, during such period, the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Shares and the Warrant Shares under Rule 144.

(e)           No Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares and the Warrants pursuant to this Agreement in a manner that would require the registration under the Securities

Act of the sale of the Shares and the Warrants to Investor, or that will be integrated with the offer or sale of the Shares and the Warrants pursuant to this Agreement for purposes of the rules and regulations of the NYSE such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

(f)            Additional Information.  Investor hereby agrees to furnish the Company such other information as the Company may reasonably request prior to the Closing with respect to Investor’s purchase of Shares hereunder.

(g)           Public Disclosure.  None of Investor nor any officer, manager, director, member, partner, employee or affiliate of Investor shall make or issue any press releases or otherwise make any public statements with respect to the transactions contemplated by this Agreement, without the prior written consent of the Company, except to the extent required by law; provided, that, during the Cooperation Period (as defined in Section 7(o)), no such release or statement shall be made in breach of, or as a result of the breach of, Section 7(o).  The Company shall not publicly disclose the name of Investor, including Investor’s investment manager, or include the name of Investor in any press release or filing with the SEC (other than any registration statement contemplated hereby or by the Registration Rights Agreement) or any regulatory agency or trading market, without the prior written consent of Investor, except to the extent required by law.

(h)           Equal Treatment of Investors. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the agreements relating to this transaction unless the same consideration is also offered to all of the parties to such agreements. For clarification purposes, this provision constitutes a separate right granted to each Investment Vehicle by the Company and negotiated separately by each Investment Vehicle, and is intended for the Company to treat the Investment Vehicles as a class and shall not in any way be construed as the Investment Vehicles acting in concert or as a group with respect to the purchase, disposition or voting of Shares or Warrants or otherwise.

(i)            Securities Laws Disclosure.  On or before 4:30 p.m. Dallas, Texas time on the fourth trading day immediately following the date of this Agreement, the Company will file a Current Report on Form 8-K with the SEC describing the material terms of the agreements relating to the transactions contemplated hereby (including, without limitation, the Transaction Documents) (the “8-K Filing”).  From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.  In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the express prior written consent of Investor.  To the extent that the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents delivers any material, non-public information to the Investor without its consent from and after the date hereof, the Company hereby covenants and agrees that the Investor shall not have any duty of confidentiality to the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty not to trade on the basis of, such material, non-public information.

(j)            Listing of Shares and Warrant Shares.  Promptly following the date hereof, the Company shall prepare and file with the NYSE an additional shares listing application covering all of the Shares and Warrant Shares and shall use its reasonable best efforts to take all steps necessary to cause all of the Shares and Warrant Shares to be approved for listing on the NYSE as promptly as possible thereafter. The Company shall use commercially reasonable efforts to continue the listing and trading of its Common Stock on the NYSE and, in accordance therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

(k)           Form D; Blue Sky.  The Company agrees to timely file a Form D with respect to the Shares and the Warrants as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon the written request of Investor.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares and the Warrants for sale to Investor at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of Investor.

(l)            Use of Proceeds.  The Company shall use the net proceeds from the sale of the Shares, the Warrants and the Warrant Shares (upon exercise of the Warrants) for the repayment of outstanding indebtedness and/or for general corporate purposes; provided, however, that the Company shall not use the net proceeds from the sale of the Shares, the Warrants and the Warrant Shares (upon exercise of the Warrants) to engage in any line of business other than those in which the Company is engaged on the date of this Agreement and any activities ancillary to or necessary or appropriate in connection therewith.

(m)          Indemnification of Investor.  Subject to the provisions of this Section 7(m), the Company will indemnify and hold Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in the Transaction Documents or (ii) any action instituted against Investor in any capacity, or any Investor Party or their respective affiliates, by any stockholder of the Company who is not an affiliate of Investor seeking indemnification, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of Investor’s representations, warranties or covenants under the Transaction Documents or any other agreement with the Company, or any agreements or understandings Investor may have with any such stockholder or any violations by Investor of state or federal securities laws or any conduct by Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance).  Promptly after receipt by any such person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 7(m), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses relating to such action, proceeding or investigation; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (x) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (y) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (z) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; provided, however, that in no event shall the Company be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) separate from its own counsel.  The Company shall not be liable for any settlement of any proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

(n)           Subsequent Equity Sales. From the date hereof until 60 days after the Closing Date, the Company shall not (i) issue shares of Common Stock or any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock (such securities, “Common Stock Equivalents”) or (ii) take any steps to declare a registration statement effective (other than the Resale Registration Statement pursuant to the terms of the Registration Rights Agreement and any registration statement filed prior to the date hereof). Notwithstanding the foregoing, in no event shall this Section 7(n) prohibit the Company from issuing (or taking steps to declare a registration statement with respect thereto effective (subject to the Company’s compliance with Section 7(c) of the Registration Rights Agreement)) (u) shares of Common Stock for a purchase price equal to or exceeding $7.00 per share (as adjusted for any stock split, stock dividend, stock combination, reclassification or similar transaction occurring after the date hereof), (v) shares of Common Stock upon the exercise of any options or warrants or the conversion of convertible securities or the vesting of restricted stock units outstanding on the date hereof; (w) shares of Common Stock or Common Stock Equivalents to employees, directors, officers or consultants pursuant to any stock option or equity incentive or employee stock purchase plan or any other employee benefit plan in existence on the date hereof or pursuant to the terms of any awards pursuant to such plan; (x) shares of Common Stock or Common Stock Equivalents pursuant to the terms of awards to directors, officers or employees not covered by any plan referenced in clause (w) but that are outstanding on the date hereof; (y) shares of Common Stock or Common Stock Equivalents as payment of any part of the purchase price for businesses or assets that are acquired by the Company or its subsidiaries; or (z) shares of Common Stock or Common Stock Equivalents to any lenders of the Company or any of its subsidiaries under any credit facility arrangements; provided, however, that in the case of clause (v) above, no shares of Common Stock shall be issued as a result of an amendment to such securities after the date hereof and prior to the expiration of the restricted period other than amending those certain warrants issued pursuant to that certain Warrant Agreement dated as of October 15, 2013 by and between the Company and American Stock Transfer & Trust Company, LLC as warrant agent (the “Existing Warrants”) solely to provide that the Existing Warrants shall be exercisable at any time after a registration statement has been filed with and declared effective by the SEC; provided, further that the Company shall not during the restricted period, regardless of whether permitted to do so under the existing terms of the Existing Warrants, extend the expiration date or decrease the exercise price of the such Existing Warrants. In the event the Company issues any shares of Common Stock or Common Stock Equivalents to any person or entity prior to the date that is 60 days after the Closing Date pursuant to clause (u) above, it shall simultaneously grant the Investor, upon at least five (5) business days’ prior written notice, the right to participate in such offering, on terms and conditions no less favorable than those offered by the Company to any other person or entity in such offering, in order to allow the Investor to maintain its percentage ownership in the Common Stock as of the date of such issuance by the Company (but subject to the limitations of clause (iii) of the second sentence of Section 7(o)).  Notwithstanding the foregoing, if the Closing does not occur for any reason on or prior to five (5) business days following the date hereof, this Section 7(n) will cease to be effective.

(o)           Cooperation Terms. During the period commencing on the date of this Agreement and ending on the earlier of (x) 30 days prior to the expiration of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the 2015 annual meeting of stockholders of the Company and (y) May 29, 2015 (the “Cooperation Period”), except for the purchase of the Shares pursuant to this Agreement or as expressly approved or invited in writing by the Company, Investor will not, nor will it permit any of its Affiliates (defined below) to, at any time (and will not at any time assist or encourage others to) (i) acquire or agree, offer, seek or propose to acquire (or directly or indirectly request permission to do so), directly or indirectly, alone or in concert with any other Person (defined below), by purchase or otherwise, any ownership, including, but not limited to, beneficial ownership as defined in Rule 13d-3 under the Exchange Act, of any assets, businesses or securities of the Company or any subsidiary thereof, or any rights or options to acquire such ownership (including from any third party), provided, however, that notwithstanding the foregoing, after 60 days following the Closing Date, the Investor may acquire Common Stock that would result in the Investor, together with its Affiliates, beneficially owning in the aggregate not more than 19.99% of the then-outstanding Common Stock of the Company; (ii) solicit proxies (as such term is defined in Rule 14a-1 under the Exchange Act), whether or not such solicitation is exempt under Rule 14a-2 under the Exchange Act, with respect to any matter from holders of any shares of common or preferred stock of the Company (“Stock”) or any securities convertible into or exchangeable or exercisable for (whether currently or upon the occurrence of any contingency) such Stock, or make any communication exempted from the definition of solicitation by Rule 14a-1(1)(2)(iv) under the Exchange Act (other than communications in the ordinary course of business on a confidential basis among the Investment Vehicles and their Affiliates); (iii) initiate, or induce or attempt to induce any other Person, entity or group (as defined in Section 13(d)(3) of the Exchange Act) to initiate, any stockholder proposal or tender offer for any securities of the Company or any subsidiary thereof or the convening of a stockholders’ meeting of the Company or any subsidiary thereof; (iv) otherwise seek or propose (or request permission to propose) to influence or control the management or policies of the Company or any subsidiary thereof; (v) enter into any discussions, negotiations, arrangements or understandings with any other Person with respect to any matter described in the foregoing subsections (i) through (iv); (vi) request the Company (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this Section 7(o); (vii) take any action inconsistent with any of the foregoing subsections (i) through (vi); or (viii) take any action with respect to any of the matters described in this Section 7(o) that requires public disclosure.  Notwithstanding anything to the contrary contained in this Section, the foregoing shall not prohibit the Investor from (i) asserting or protecting their rights as stockholders of the Company in the event of the commencement of any bankruptcy or similar proceeding or assignment for the benefit of creditors involving the Company, (ii) (A) making any public statement or announcement, (B) engaging in discussions with other stockholders or (C) soliciting, or encouraging or participating in the solicitation of, proxies or consents with respect to voting securities of the Company, in each case, solely with respect to an Extraordinary Transaction proposed by the Company that requires a vote of the stockholders, that is publicly announced by the Company after the date of this Agreement and that did not result, directly or indirectly, from conduct otherwise prohibited by this Section 7(o), (iii) if the Company issues securities pursuant to clause (u) of Section 7(n) and the Company would have been prohibited from issuing such shares of Common Stock pursuant to Section 7(n) but for clause (u) thereof or if the Company issues shares of Common Stock pursuant to the Existing Warrants and the Company would have been prohibited from issuing such shares of Common Stock pursuant to Section 7(n) but for the amendment to the Existing Warrants permitted to be made pursuant to Section 7(n), acquiring or agreeing to acquire additional securities of the Company in order to maintain each Investment Vehicle’s ownership percentage in the Common Stock as of the date of such issuance by the Company (provided that in no event shall Investor acquire pursuant to this clause (iii) Common Stock that would result in the Investor, together with its Affiliates, beneficially owning in the aggregate more than 19.99% of the then-outstanding Common Stock of the Company) or (iv) acquiring shares of Common Stock pursuant to the terms of the Warrants.  For purposes of this Section 7(o), (1) an “Affiliate” means with respect to any Person, any other Person that is directly or indirectly controlling, controlled by or under common control with such Person, (2) “Extraordinary Transaction” means (A) any recapitalization of the Company, all or any portion of which requires approval by the holders of Common Stock, (B) any merger, amalgamation, consolidation, share exchange (including any exchange offer or tender offer), recapitalization, or other business combination, in each case as a result of which the holders of Common Stock of the Company immediately prior to the consummation of such transaction would cease to own at least a majority of the issued and outstanding shares of common stock of the resulting company (or, if such resulting company is a subsidiary, then the ultimate parent company), (C) an acquisition, disposition or sale of assets or a business by the Company where the consideration to be received or paid in such transaction requires approval by the holders of Common Stock or (D) any other transaction as a result of which the holders of Common Stock of the Company immediately prior to the consummation of such transaction would cease to own at least a majority of the issued and outstanding shares of common stock of the resulting company (or, if such resulting company is a subsidiary, then the ultimate parent company); and (3) “Person” means any natural person, business, corporation, company, association, limited liability company, partnership, limited partnership, limited liability partnership, joint venture, business enterprise, trust, governmental authority or other legal entity.

During the Cooperation Period, no Investment Vehicle shall transfer any shares of Common Stock to an Affiliate of such Investment Vehicle unless the transferee shall execute and deliver to the Company a writing reasonably satisfactory to the Company evidencing that the transferee has agreed to be bound by and subject to the restrictions of this Section 7(o).  Any transfer made or purported to be made in contravention of the immediately preceding sentence shall be void and of no force or effect and shall not be recognized by the Company.

Notwithstanding the foregoing, if the Closing does not occur for any reason on or prior to five (5) business days following the date hereof, this Section 7(o) will cease to be effective.

8.             Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and Investor herein will survive the execution of this Agreement, the delivery to Investor of the Shares and Warrants being purchased, and the payment therefor.

9.             Fees and Expenses.  The Company and Investor shall pay the fees and expenses of their respective advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees in connection with the sale and issuance of the Shares to Investor.  Investor shall be responsible for all tax liability that may arise as a result of holding or transferring the Shares or the Warrants by it.

10.          Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

11.          Replacement of Securities.  If any certificate or instrument evidencing any Shares, Warrants or Warrant Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.  If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

12.          Restrictions on Transfer.  Each Investor Vehicle hereby covenants and agrees, during the Cooperation Period, not to sell in one or more privately negotiated transaction 5% or more of the outstanding shares of Common Stock to any Person or Affiliate of such Person unless such Person and, if applicable, such Affiliate, covenants and agrees in writing to the Company that it will not take any action during the Restriction Period that would subject such Person or Affiliate, as applicable, to the requirement to file a statement on Schedule 13D, and that the Company will be entitled to take all necessary actions to enforce such covenant and agreement.  As used herein, “Restriction Period” means the earlier of (a) the one year anniversary of each applicable date of transfer and (b) 30 days prior to the expiration of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the 2016 annual meeting of stockholders of the Company. Notwithstanding anything to the contrary contained herein, if the Closing does not occur for any reason on or prior to five (5) days following the date hereof, this Section 12 will cease to be effective.

13.          Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.  All communications shall be sent to the following addresses:

If to the Company, to:

Magnum Hunter Resources Corporation
777 Post Oak Boulevard, Suite 650
Houston, TX 77056
Facsimile:  (832) 369-6992
Attention:  Paul M. Johnston, Senior Vice President and General Counsel

With copies to:

Bracewell & Giuliani LLP
711 Louisiana Street, Suite 2300
Houston, TX 77002-2770
Facsimile: (713) 437-5318
Attention: Charles H. Still, Jr.

If to Investor, to:

c/o Relational Investors LLC

12400 High Bluff Drive, Suite 600

San Diego, CA 92130

Facsimile: (858) 704 - 3347

Attention:  Kathleen M. Carney, General Counsel

With copies to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York  10022

Facsimile:  (212) 593-5955

Attention:  Eleazer Klein, Esq.

14.          Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and Investor.

15.          Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

16.          Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement will not in any way be affected or impaired thereby.

17.          Governing Law; Jurisdiction.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

18.          Counterparts.  This Agreement may be executed in one or more original or facsimile counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The Company and Investor acknowledge and agree that the Company shall deliver its counterpart to Investor at the Closing.

19.          Entire Agreement.  This Agreement, together with the Registration Rights Agreement, constitute the entire agreement between Investor and the Company with respect to the Offering and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

20.          Obligations of Investment Vehicles. The obligations of the Investment Vehicles to purchase and pay the Purchase Price for the Shares and the Warrants under this Agreement shall be joint and several.  All other obligations of each Investment Vehicle under this Agreement are several and not joint with the obligations of any other Investment Vehicle, and no Investment Vehicle shall be responsible in any way for the performance of such other obligations of any other Investment Vehicle under this Agreement. The failure or waiver of performance under this Agreement by any Investment Vehicle shall not excuse performance by any other Investment Vehicle. Subject to Section 14 above, each Investment Vehicle shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investment Vehicle to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

MAGNUM HUNTER RESOURCES CORPORATION

By:	/s/ Gary C. Evans
Name:	Gary C. Evans
Title:	Chairman and Chief Executive Officer

INVESTORS

[Investors Executed by means of Omnibus Signature Pages, the form of which is attached hereto as Annex I]

Signature Page to Securities Purchase Agreement

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors Mid-Cap Fund I, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	5,717,730
Warrants	571,773

Aggregate purchase price: $40,024,110.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors LLC, on behalf of certain managed accounts

Signature: Relational Investors LLC, as Investment Advisor

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	5,289,040
Warrants	528,904

Aggregate purchase price: $37,023,280.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: RH Fund I, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	474,160
Warrants	47,416

Aggregate purchase price: $3,319,120.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors XXIV, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	90,060
Warrants	9,006

Aggregate purchase price: $630,420.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors XXIII, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	714,850
Warrants	71,485

Aggregate purchase price: $5,003,950.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors XX, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	511,170
Warrants	51,117

Aggregate purchase price: $3,578,190.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors XVI, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	233,790
Warrants	23,379

Aggregate purchase price: $1,636,530.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors XV, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	550,980
Warrants	55,068

Aggregate purchase price: $3,854,760.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors IX, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	557,970
Warrants	55,797

Aggregate purchase price: $3,905,790.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Fund Partners, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	46,570
Warrants	4,657

Aggregate purchase price: $325,990.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Coast Partners, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	527,980
Warrants	52,798

Aggregate purchase price: $3,695,860.00

ANNEX I

OMNIBUS SIGNATURE PAGE

TO SECURITIES PURCHASE AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

OF

MAGNUM HUNTER RESOURCES CORPORATION

IN WITNESS WHEREOF, the undersigned Investment Vehicle hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between Magnum Hunter Resources Corporation and the Investor (as defined therein) to which this Omnibus Signature Page is attached as an Investment Vehicle thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investor, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase the numbers of Shares and Warrants (as defined in the Securities Purchase Agreement) set forth below for the aggregate purchase price set forth below.

Dated as of the 27 day of May, 2014.

INVESTMENT VEHICLE

Print Name: Relational Investors Mid-Cap Fund II, L.P.

Signature: Relational Investors LLC, as General Partner

/s/ Ralph Whitworth

If Investment Vehicle is an entity:

Name of signatory: Ralph Whitworth

Title: Principal

Number of Shares and Warrants to be purchased by Investment Vehicle:
Shares	6,714,580
Warrants	671,458

Aggregate purchase price: $47,002,060.00

ANNEX II

FORM OF WARRANT

(Attached)

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”), (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE SECURITIES ACT AS EVIDENCED BY THE COMPANY BEING FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT, OR (C) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

MAGNUM HUNTER RESOURCES CORPORATION

THIS CERTIFIES THAT [•], the registered holder hereof or its permitted assigns (the “Holder”) is entitled, at any time prior to 5:00 p.m. New York City time on the Expiration Date (as hereinafter defined), to purchase from Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), up to [•] shares (subject to adjustment as provided herein) of common stock, $0.01 par value per share (the “Common Stock”), of the Company, in whole or in part, at the exercise price of $8.50 per share (subject to adjustment as provided herein) (the “Exercise Price”), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.                                      DEFINITIONS.  As used in this Warrant, the following terms have the respective meanings set forth below.

“Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in New York City are authorized or required by law or executive order to close.

“Expiration Date” means April 15, 2016.

“Other SPA Warrants” means each warrant issued pursuant to Section 1(a) of the Purchase Agreement (other than this Warrant).

1

“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“Purchase Agreement” means that certain Securities Purchase Agreement, dated as of May 27, 2014 by and among the Company, the Holder and other investors party thereto, as amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Warrant” means this Warrant and all warrants issued upon permitted transfer, division or combination of, or in substitution for, this Warrant or any such other Warrant.

“Warrant Agreement” means that certain Warrant Agreement dated as of October 15, 2013 by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, as amended from time to time after the date hereof in accordance with Section 13.9.

“Warrant Shares” means the shares of Common Stock purchased or, as the context requires, that may be purchased by Holder upon the exercise of this Warrant.

2.                                      EXERCISE OF WARRANT

2.1.                            General; Exercise.

(a)                                 General.  At any time on or after the date hereof and until 5:00 p.m., New York City time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any portion of the number of shares of Common Stock purchasable hereunder.

(b)                                 Exercise.  Holder may exercise this Warrant, in whole or in part, by delivering to the Company, at the Company’s principal offices at the address set forth in Section 13.1(b) or at such other office or agency designated by the Company pursuant to Section 13; the following: (i) a written notice of Holder’s election to exercise this Warrant specifying the number of shares of Common Stock to be purchased, (ii) payment of the aggregate Exercise Price for the shares of Common Stock for which the Warrant is being exercised; and (iii) this Warrant or the evidence and indemnity required by Section 10.  Such notice shall be substantially in the form of the Subscription Form attached to this Warrant as Exhibit A, duly executed by Holder or its agent or attorney.  Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate reflecting Holder’s ownership of the aggregate number shares of Common Stock issuable upon such exercise.  The Company shall update or cause to be updated its records to reflect ownership of such shares of Common Stock in the name of Holder or such other name as shall be designated in the notice.  This Warrant shall be deemed to have been exercised and such shares of Common Stock shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares of Common Stock for all purposes, as of the date the notice, together with payment of the aggregate Exercise Price and this Warrant, is received by the Company as described above and all taxes required to

2

be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares of Common Stock have been paid.  If this Warrant has been exercised in part, the Company shall, at the time of delivery of the certificate representing the Warrant Shares, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock subject to this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.  Payment of the Exercise Price shall be made at the option of Holder by certified or official bank check or by wire transfer of immediately available funds.

2.2.                            Payment of Taxes.  The Company shall pay all transfer, stamp or similar taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of this Warrant and of the shares of Common Stock issuable upon exercise hereof, unless such taxes or charges are imposed by law upon Holder, in which case, Holder shall pay such taxes or charges.  The Company shall not be required to pay any tax or other charge imposed in connection with any transfer upon exercise of this Warrant resulting in any Warrant Shares being registered in any name other than that of Holder, and in such case, the Company shall not be required to register such Warrant Shares in any name other than Holder until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

2.3.                            Fractional Shares.  The Company shall not be required to issue a fractional share of Common Stock upon the exercise of this Warrant.  If the Holder would otherwise be entitled to any fraction of a share upon such exercise, the number of shares issuable on such exercise shall be rounded down to the nearest whole number.

3.                                      TRANSFER, DIVISION AND COMBINATION

3.1.                            Transfer.  Transfer Generally. Subject to the terms and conditions hereof, and compliance with applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 13.1(b) or the office or agency designated by the Company pursuant to Section 11, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney.  Upon such surrender the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned in compliance with any restrictions on transfer, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

3.2.                            Division and Combination.  This Warrant may be divided upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney.  Subject to compliance with Section 3.1, as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided in accordance with such notice.

3

3.3.                            Expenses.  The Company shall prepare, issue and deliver at its own cost and expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

3.4.                            Maintenance of Books.  The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.                                      ADJUSTMENTS.  The number of shares of Common Stock for which this Warrant is exercisable, and the Exercise Price, shall be subject to adjustment from time to time as set forth in this Section 4.

4.1.                            Distributions, Subdivisions and Combinations.  If, at any time, the Company:

(a)                                 takes a record of holders of shares of Common Stock for the purpose of entitling them to receive a distribution payable in, or other distribution of, shares of Common Stock;

(b)                                 subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

(c)                                  combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price immediately prior to such adjustment multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

4.2.                            Reclassification or Merger.  In case of any reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger or consolidation of the Company with or into another entity (other than a merger or consolidation with another entity in which the Company is the surviving entity and which does not result in any reclassification or change of the Common Stock), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder a new Warrant, or the Company shall make appropriate provision without the issuance of a new Warrant (in each case, in form and substance satisfactory to the Holder), so that the Holder shall have the right to receive upon exercise of this Warrant, at a total Exercise Price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger, consolidation or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or if no shares of Common Stock are then outstanding, by a holder of the number of shares of Common Stock into which the number shares of Common Stock then purchasable under this Warrant would then be convertible. The provisions of this Section 4.2 shall similarly apply to successive reclassifications, changes, mergers, consolidations and sales.

4

4.3.                            Voluntary Reduction of Exercise Price by the Company.  At any time the Company may, at its option, voluntarily reduce the then-current Exercise Price to such amount (the “Reduced Exercise Price”) and for such period or periods of time which may be through the Expiration Date (the “Reduced Exercise Price Period”) as may be deemed appropriate by the Board of Directors of the Company.  Notice of any such Reduced Exercise Price and Reduced Exercise Price Period shall be given to the Holder in the manner provided in Section 5 hereof.  After the termination of the Reduced Exercise Price Period, the Exercise Price shall be the Exercise Price that would have been in effect had there been no reduction in the Exercise Price pursuant to the provisions of this Section 4.3.  Any adjustment in the Exercise Price pursuant to any other provision of this Section 4 during the Reduced Exercise Price Period shall also be made in the Reduced Exercise Price in the manner specified in such other provision.

4.4.                            Other Provisions Applicable to Adjustments under this Section.  The following provisions shall be applicable to making adjustments to the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price provided for in this Section 4:

(a)                                 When Adjustments to Be Made.  The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur.

(b)                                 Timing of Issuance of Additional Shares Upon Adjustments.  In any case in which the provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date for an event, the Company, upon exercise of this Warrant after such record date and before the occurrence of such event, may defer until the occurrence of such event issuing to Holder the shares of Common Stock or other property issuable or deliverable upon exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable or deliverable upon such exercise before giving effect to such adjustment; provided, however, that the Company shall, upon request of Holder, deliver to Holder an appropriate instrument evidencing Holder’s right to receive such shares or other property upon the occurrence of the event requiring such adjustment.

(c)                                  Fractional Interests.  In computing adjustments under this Section 4, fractional interests in shares shall be taken into account to the nearest 1/10th of a share.

(d)                                 When Adjustment Not Required.  If the Company takes a record of holders of shares of Common Stock for the purpose of entitling them to receive a distribution of shares of Common Stock for which an adjustment is required under this Section 4 and, thereafter and before the distribution to holders thereof, legally abandons its plan to pay or deliver such distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(e)                                  No Adjustment of Exercise Price Below Par Value.  Notwithstanding anything herein to the contrary, the Exercise Price shall not be adjusted to an amount less than the per share par value of the Common Stock.

5.                                      NOTICES TO WARRANT HOLDERS

5.1.                            Notice of Adjustments.  Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price is adjusted pursuant to Section 4, the Company shall prepare a written notice, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of

5

shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares or other property for which this Warrant is exercisable, and any change in the Exercise Price, after giving effect to such adjustment or change.  The Company shall promptly cause such notice to be delivered to each Holder in accordance with Section 13.1.  The Company shall keep at its office or agency designated pursuant to Section 13 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder.

5.2.                            Notice of Company Action.  If at any time:

(a)                                 the Company takes a record of holders of shares of Common Stock for the purpose of entitling them to receive a distribution of any type, including cash, property, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of any class or series or any other securities or property, or to receive any other right; or

(b)                                 there is a proposed voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder: (i) at least ten (10) calendar days’ prior written notice of the date on which a record date shall be selected for such distribution or right and (ii) at least twenty (20) calendar days’ prior written notice of the date on which a record date shall be selected or for determining rights to vote in respect of any such disposition, dissolution, liquidation or winding up.  Such notice shall specify, as applicable: (i) the date on which any such record is to be taken for the purpose of such distribution or right, the date on which holders of shares of Common Stock shall be entitled to any such distribution or right, and the amount and character thereof and (ii) the date on which any such disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which holders of shares of Common Stock shall be entitled to exchange their Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be deemed sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 13.1.

6.                                      REDEMPTION.

6.1.                            Right to Redeem.  At any time the Company may, at its option, redeem this Warrant in whole or in part, for a redemption price of $0.001 per share of Common Stock issuable upon exercise of this Warrant or such part thereof (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) (the “Redemption Price”), on at least thirty (30) days’ prior written notice to the Holder.  In the event the Company exercises its right to redeem this Warrant, the Expiration Date shall be deemed to be the date fixed for redemption in such notice (the “Redemption Date”), and this Warrant may be exercised until the 5:00 p.m., New York City time, on the Redemption Date.  If this Warrant or any part thereof called for redemption is not exercised by such time, it will cease to be exercisable and the registered holder thereof will be entitled only to the Redemption Price.  The Company shall not take any action pursuant to this Section 6 unless it takes the same action with respect to all warrants governed by the Warrant Agreement.

6.2.                            Notice of Redemption. If the Company exercises its right to redeem all or a portion of this Warrant, then it shall give or cause to be given to the Holder a notice of redemption in accordance with Section 13.  Any notice given in the manner provided herein shall

6

be conclusively presumed to have been duly given, whether or not the registered the Holder receives such notice. The notice of redemption shall specify (i) the Redemption Price, (ii) the Redemption Date, which shall in no event be less than thirty (30) days after such notice, (iii) the place where this Warrant must be delivered and the Redemption Price paid, and (iv) that the right to exercise this Warrant shall terminate at 5:00 p.m., New York City time, on the Redemption Date.

6.3.                            Warrant No Longer Execisable; Payment of Redemption Price.  Any right to exercise this Warrant shall terminate at 5:00 p.m., New York City time, on the Redemption Date.  The Redemption Price payable to the Holder shall be mailed to the Holder at the address of Holder appearing on the books and records of the Company and delivered in accordance with Section 13.1.

7.                                      NO IMPAIRMENT.  The Company shall not by any action, including, without limitation, through any amendment to its certificate of incorporation or bylaws, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, directly or indirectly avoid or seek to avoid the observance or performance of any of the terms of this Warrant or impair or diminish the value of this Warrant, but will at all times in good faith assist in carrying out all such actions as may be reasonably necessary or appropriate to protect the rights of Holder against impairment.

8.                                      RESERVATION AND AUTHORIZATION OF SHARES.  The Company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.  All shares of Common Stock, when issued upon exercise of this Warrant and payment therefor in accordance with the terms of this Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

9.                                      RESTRICTIONS; RESTRICTIVE LEGEND.  Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will, unless registered under the Securities Act, have restrictions upon resale as imposed by federal and state securities laws and the terms and conditions of this Warrant.  Each Share certificate, if any, representing Warrant Shares shall bear the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”), (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE SECURITIES ACT AS EVIDENCED BY THE CORPORATION BEING FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT, OR (C) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

7

NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

10.                               LOSS OR MUTILATION.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant and

(a)                                 in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the Holder of such Warrant has a minimum net worth of at least fifty million dollars ($50,000,000), such Holder’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)                                 in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Warrant, dated the date of the original Warrant.

11.                               OFFICE OF THE COMPANY.  The Company shall maintain an office or agency (which may be the principal executive offices of the Company) where this Warrant may be presented for exercise, registration of transfer or division as provided in this Warrant.

12.                               LIMITATION OF LIABILITY; NO RIGHTS AS A SHAREHOLDER.  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration of the rights or privileges of Holder contained herein, shall give rise to any liability of Holder for the purchase price of any shares of Common Stock or as a holder of shares of Common Stock, whether such liability is asserted by the Company or by creditors of Company.  This Warrant does not entitle the Holder to any rights as a stockholder of the Company prior to the exercise hereof.

13.                               MISCELLANEOUS

13.1.                     Notice Generally.  Any notice, demand, request, consent, approval, declaration, delivery, or other communication to be made pursuant to the provisions of this Warrant shall be deemed sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

(a)                                 If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

(b)                                 If to the Company at:

Magnum Hunter Resources Corporation

Attn: General Counsel

777 Post Oak Blvd., Suite 650

Houston, Texas 77056

Facsimile: 832-369-6992

or at such address as may be substituted by notice given as herein provided.  The party entitled to receive any notice required hereunder may waive such notice in writing.  Every notice, demand, request, consent, approval, declaration, delivery, or other communication hereunder shall be

8

deemed to have been duly given or served on the earlier of (i) the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or (ii) in the case of any notice delivered pursuant to Section 2, three (3) Business Days after the same shall have been deposited in the United States mail. Notice by electronic mail shall not constitute effective notice hereunder.

13.2.                     Successors and Assigns.  Subject to the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of Holder.  This Warrant and all rights evidenced hereby may be transferred by Holder to any Person in accordance with the terms of hereof and law, including without limitation, the Securities Act.

13.3.                     Amendment.  This Warrant may be modified or amended or the provisions hereof waived only with the prior written consent of the Company and Holder.  No course of dealing or any delay or failure to exercise any right hereunder on the part of a party shall operate as a waiver of such right or otherwise prejudice its rights, powers, or remedies.

13.4.                     Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

13.5.                     Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

13.6.                     GOVERNING LAW.  ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

13.7.                     JURISDICTION.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.

13.8.                     Facsimile Signature.  The signature on this Warrant may be by facsimile, with original signature page to be substituted therefor.

13.9                        Warrant Agreement.   The Company hereby covenants and agrees that it will not make any changes to the Warrant Agreement, or take any actions under the Warrant Agreement,

9

in each case that are advantageous to holders of the warrants governed by the Warrant Agreement (regardless of whether such changes or actions are contemplated by the terms of the Warrant Agreement) unless it contemporaneously makes the same changes to, and takes the same actions under, as the case may be, this Warrant and the Other SPA Warrants (except to the extent that any such change or action relates to terms of the Warrant Agreement that are different from the terms of, or as to which no corresponding provision is included in, this Warrant and the Other SPA Warrants and does not result in the terms of the Warrant Agreement being more favorable to warrant holders than the terms of this Warrant and the Other SPA Warrants).  The Company further agrees to take such other actions (such as entering into amendments to this Warrant) as the Holder may reasonably request to further effectuate the foregoing.

[Signature Pages Follow]

10

IN WITNESS WHEREOF, each of the Company and Holder have caused this Warrant to be duly executed by its authorized officer as of the date first above written.

COMPANY:

MAGNUM HUNTER RESOURCES CORPORATION

By:
Name:
Title:

SIGNATURE PAGE

TO WARRANT

HOLDER:

[WARRANT HOLDER]

By:
Name:
Title:

SIGNATURE PAGE

TO WARRANT

EXHIBIT A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of            shares of Common Stock of Magnum Hunter Resources Corporation, a Delaware corporation, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or property issuable upon such exercise) to be issued in the name of the undersigned and delivered to the undersigned as follows:

Name	Address

The undersigned hereby represents and warrants to the Company as follows: (i) the undersigned is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and has such knowledge and experience in business and financial matters and with respect to investments in securities such as the Common so as to enable it to understand and evaluate the risks of its investment in the Common Stock, (ii)  the undersigned is acquiring the shares of Common Stock for its own account and for investment and not with a view to the distribution thereof in violation of the Securities Act, and (iii) the undersigned understands that the shares will not be transferable except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If the exercise of the Warrant pursuant hereto shall not be for all the shares of Common Stock purchasable under this Warrant, a new Warrant of like tenor is to be issued in the name of and delivered to the undersigned for the remaining balance thereof.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City)	(State)	(Zip Code)

NOTICE:                                            The signature on this subscription must correspond with the names as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT A

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee	Number of Shares of Common Stock

If the number of shares of Common Stock is not all of the shares of Common Stock issuable upon exercise of this Warrant, a new Warrant of like tenor is to be issued in the name of and delivered to the undersigned with respect to the balance remaining of the shares of Common Stock issuable upon exercise of this Warrant.

Dated:	Print Name:

Signature:

Witness:

NOTICE:                                            The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

ANNEX III

REGISTRATION RIGHTS AGREEMENT

(Attached)

MAGNUM HUNTER RESOURCES CORPORATION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of May 27, 2014, by and between Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), and each person listed on Exhibit A attached hereto (individually, an “Investment Entity” and collectively, the “Investment Entities” or the “Investor”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 7(q) hereof.

BACKGROUND

The Company has agreed to issue and sell to Investor, and Investor has agreed to purchase from the Company, (i) an aggregate of 21,428,580 shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), and (ii) warrants to purchase an aggregate of 2,142,858 shares of Common Stock (the “Warrants”), upon the terms and conditions set forth in that certain Securities Purchase Agreement, dated of even date herewith, by and between the Company and Investor (the “Purchase Agreement”).

AGREEMENT

1.                                      Shelf Registration.  So long as any Registrable Shares are outstanding or may be acquired upon exercise of the Warrants, the Company shall take the following actions:

(a)                                 On or prior to the Filing Date, the Company shall prepare and file with the Securities and Exchange Commission (the “Commission”), and thereafter use its reasonable best efforts to cause to be declared effective as soon as practicable, but in any event on or prior to the Effectiveness Date, an initial registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Registrable Shares by the Holders thereof (the “Shelf Registration Statement”) from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”). In the event that Form S-3 is not available for the registration of the resale of Registrable Shares hereunder, the Company shall (i) file the Shelf Registration Statement on Form S-1 and (ii) as soon as practicable after Form S-3 is available for that purpose, file a pre- or post-effective amendment to the Shelf Registration Statement to convert the Shelf Registration Statement into a registration statement on Form S-3. Such Shelf Registration Statement shall include the plan of distribution attached hereto as Exhibit B, as may be modified in response to any comments received from the Commission.  Notwithstanding the foregoing, if for any reason the Commission does not permit the Company to include any or all of the Registrable Shares in the initial Shelf Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Shares by the Holders (a “Rule 415 Limitation”), and/or the Commission informs the Company that certain of the selling stockholders would be deemed to be statutory underwriters, the Company agrees to notify the Holders thereof and use its reasonable best efforts to promptly file amendments to the initial Shelf Registration Statement as required by the Commission and/or withdraw the initial Shelf Registration Statement and file a new registration statement on Form S-1 or such other form available for registration of the Registrable Shares as a secondary offering, in either case covering the maximum number of

Registrable Shares permitted to be registered by the Commission and avoid the selling stockholders being deemed to be statutory underwriters; provided, however, that prior to such amendment or subsequent Shelf Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Shares and against the selling stockholders being deemed statutory underwriters in accordance with Commission guidance, including without limitation, the Compliance and Disclosure Interpretation “Securities Act Rules” No. 612.09, and the Securities Act.  In the event the Company amends the initial Shelf Registration Statement or files a subsequent Shelf Registration Statement, as the case may be, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by the Commission, Commission guidance or the Securities Act, one or more registration statements covering those Registrable Shares not included in the initial Shelf Registration Statement as amended or the subsequent Shelf Registration Statement.  The number of Registrable Shares that may be included in each such registration statement shall be allocated among the Holders thereof in proportion (as nearly as practicable) to the number of Registrable Shares owned by each Holder or in such other proportion as is necessary to avoid the selling stockholders being deemed to be statutory underwriters, which reductions shall be applied to the Holders on a pro rata basis based on the total number of Registrable Shares held by such Holders.  Neither the Company nor any subsidiary or affiliate thereof shall identify any Investment Entity as an underwriter in any public disclosure or filing with the Commission, the New York Stock Exchange or any other trading market; provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B in the Shelf Registration Statement.  Unless otherwise specifically stated herein, the term “Shelf Registration Statement” shall refer individually to the initial Shelf Registration Statement and to each subsequent Shelf Registration Statement, if any.  By 9:30 a.m. New York time on the Business Day following the date a Shelf Registration Statement has been declared effective by the Commission, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Shelf Registration Statement, unless such final prospectus is included in the Shelf Registration Statement at the time of effectiveness.

(b)                                 The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective until the date on which all Registrable Shares cease to be Registrable Shares (such period being called the “Shelf Registration Period”).  The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if it voluntarily takes, or fails to take, any action that would directly result in Holders of Registrable Shares covered thereby not being able to offer and sell such Registrable Shares during such period, unless such action is required by applicable law or except as provided in Section 2(h).

(c)                                  Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) the Shelf Registration Statement (as of the effective date of Shelf Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related prospectus,

2

preliminary prospectus or Permitted Free Writing Prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;  provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

(d)                                 If (i) the Shelf Registration Statement is not filed with the Commission on or prior to the Filing Date or is not declared effective by the Commission on or prior to the Effectiveness Date, or (ii) after its effective date and during the Shelf Registration Period (except by reason of the filing of a post-effective amendment required in connection with the Company’s filing of an amendment thereto or to convert the Shelf Registration Statement into a registration statement on Form S-3, for a period of up to 20 calendar days or 75 calendar days if the Company receives written comments from the Commission relating to such post-effective amendment (a “Special Grace Period”) (which Special Grace Period so long as it does not occur within 10 Trading Days immediately prior to, or immediately following, a Grace Period shall not be treated as an “Event” hereunder), the Shelf Registration Statement ceases for any reason to be effective as to all Registrable Shares or the Holders are otherwise not permitted to utilize the prospectus therein to resell such Registrable Shares for any reason (other than solely due to the inaccuracy of any information relating to any such Holder provided in writing by such Holder to the Company specifically for inclusion in the Shelf Registration Statement), in each case, for more than an aggregate of 45 days (which need not be consecutive days) during any 90-day period or more than an aggregate of 90 days (which need not be consecutive days) during any 12-month period (a “Grace Period”) or (iii) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the Holders are unable to sell Registrable Shares without restriction under Rule 144 (or any successor thereto) (any such failure or breach being referred to as an “Event,” and the date on which an Event occurs being referred to herein as the “Event Date”), then, on each Event Date and on each one-month anniversary of such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder, as liquidated damages and not as a penalty, an amount in cash equal to one percent (1%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Shares then held by such Holder. The parties agree that the maximum aggregate liquidated damages payable to a Holder (A) under clauses (i) and (ii) of this Section 1(d) shall be five percent (5%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Shares then held by such Holder and (B) under clause (iii) of this Section 1(d) shall be ten percent (10%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Shares then held by such Holder, and that the payments set forth in this Section 1(d) shall constitute the Holders’ exclusive monetary remedy for any and all such Events, but shall not affect the right of the Holders to seek injunctive relief. The liquidated damages paid pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. For the avoidance of doubt, (A) if the Commission does not permit the Company to include any or all of the Registrable Shares in the initial Shelf Registration Statement or a subsequent Shelf Registration Statement due to the 415 Limitation or otherwise, then such failure to register the re-sale of such Registrable Shares for

3

such reason shall constitute an “Event” pursuant to this Section 1(d), and (B) an Event may be cured for purposes of this Section 1(d) even though the failure or condition that resulted in such Event is remedied after the applicable dates specified in clause (i) above or after the expiration of the applicable time period specified in clause (ii) above.

2.                                      Registration Procedures.  In connection with the Shelf Registration contemplated by Section 1 hereof, during the Shelf Registration Period, the following provisions shall apply:

(a)                                 At the time the Commission declares the Shelf Registration Statement effective, each Holder shall be named as a selling stockholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Shares included in the Shelf Registration Statement in accordance with applicable law, subject to the terms and conditions hereof. From and after the date the Shelf Registration Statement is declared effective, any Holder not named as a selling stockholder in the Shelf Registration Statement at the time of effectiveness may request that the Company amend or supplement the Shelf Registration Statement to include such Holder as a selling stockholder, and the Company shall, as promptly as practicable and in any event upon the later of (x) five (5) Business Days after such date or (y) five (5) Business Days after the expiration of any Deferral Period (as defined in Section 2(h)) that is either in effect or put into effect within five (5) Business Days of such date:

(i)                                     if required by applicable law, prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file with the Commission any other required document so that the Holder is named as a selling stockholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of such Holder’s Registrable Shares included in the Shelf Registration Statement in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed;

(ii)                                  provide such Holder copies of any documents filed pursuant to Section 2(a)(i); and

(iii)                               notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to  Section 2(a)(i);

provided, that if the request by such Holder is delivered during a Deferral Period, the Company shall so inform the Holder making such request and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with this Section 2(a) and Section 2(h) of this Agreement. Notwithstanding anything contained herein to the contrary, the Amendment Effectiveness Deadline Date shall be extended by five (5) Business Days from

4

the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date; and provided, further, that in no event shall the Company be required to file pursuant to this Section 2(a) in the case where a post-effective amendment is required, more than one post-effective amendment to the Shelf Registration Statement in any 120-day period.

(b)                                 The Company shall notify the Holders of the Registrable Shares included within the coverage of the Shelf Registration Statement (which notice may, at the discretion of the Company (or as required pursuant to Section 2(h)), state that it constitutes a Deferral Notice, in which event the provisions of Section 2(h) shall apply):

(i)                                     when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)                                  of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

(iii)                               of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause the Shelf Registration Statement not to remain effective; and

(iv)                              of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose.

(c)                                  The Company shall use commercially reasonable efforts to obtain the withdrawal at the earliest possible time of any stop order suspending the effectiveness of the Shelf Registration Statement and the elimination of any other impediment to the continued effectiveness of the Shelf Registration Statement.

(d)                                 The Company shall promptly furnish to each Holder of Registrable Shares included within the coverage of the Shelf Registration Statement, without charge, if the Holder so requests in writing, at least one (1) conformed copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and all exhibits thereto (including those, if any, incorporated by reference).

(e)                                  The Company shall promptly deliver to each Holder of Registrable Shares included within the coverage of the Shelf Registration Statement, without charge, copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment thereof or supplement thereto and any Permitted Free Writing Prospectus used in connection therewith as such Holder may reasonably request. The Company consents, subject to the provisions of this Agreement and except during such periods that a Deferral Notice is outstanding and has not been revoked, to the use of the prospectus and each amendment or supplement thereto used in connection therewith by each of the selling Holders in connection

5

with the offering and sale of the Registrable Shares covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(f)                                   The Company shall use reasonable efforts to register or qualify, or cooperate with the Holders of the Registrable Shares included in the Shelf Registration Statement in connection with the registration or qualification of, the resale of the Registrable Shares under applicable securities or “blue sky” laws of such states of the United States as any such Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Shares covered by the Shelf Registration Statement;  provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.

(g)                                  The Company shall, at its sole expense, upon appropriate notice from any Holder of Registrable Shares stating that Registrable Shares have been sold pursuant to an effective Shelf Registration Statement, timely prepare and deliver certificates representing the Registrable Shares to be delivered to a transferee pursuant to the Shelf Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of any restrictive legends and in such denominations and registered in such names as such Holder may request.

(h)                                 Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 7(d) or 7(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which (x) the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (y) any prospectus included in the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the occurrence or existence of any corporate development or pending corporate development that, in the reasonable judgment of the Company, makes it necessary to suspend the availability of the Shelf Registration Statement and the related prospectus for a period of time, or (iv) the Company’s having filed a document pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that, in the reasonable judgment of the Company, must be included in the Shelf Registration Statement pursuant to a post-effective amendment to the Shelf Registration Statement or supplement to the related prospectus (any such document, an “Exchange Act Report”):

(A)                               in the case of clause (ii) above, subject to clause (C) below and the next sentence, as promptly as practicable, the Company shall prepare and file, if necessary pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into the Shelf Registration Statement and related prospectus so that (1) the Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements

6

therein not misleading and (2) such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the next sentence, use reasonable efforts to cause it to be declared effective as promptly as is practicable;

(B)                               in the case of clause (iv) above, subject to clause (C) below, as promptly as practicable, but in no event more than five (5) Business Days, following the Company’s filing of an Exchange Act Report, the Company shall prepare and file, if necessary, pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus incorporating by reference the Exchange Act Report into the Shelf Registration Statement or including within such post-effective amendment or supplement the information contained in the related Exchange Act Report; and

(C)                               the Company shall give notice to the Holders that the availability of the Shelf Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Shares pursuant to the Shelf Registration Statement until such Holder’s receipt of copies of the supplemented or amended prospectus provided for in clause (A) or (B) above, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.

The Company will use its reasonable best efforts to ensure that the use of the prospectus with respect to the Shelf Registration Statement may be resumed (w) in the case of clause (i) above, as promptly as is practicable, (x) in the case of clause (ii) above, as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the material interests of the Company, (y) in the case of clause (iii) above, as soon as, in the reasonable judgment of the Company, such suspension is no longer necessary. Any such period during which the availability of the Shelf Registration Statement and any related prospectus is suspended is referred to as the “Deferral Period.”  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Shares with respect to which a Holder has entered into a contract for sale prior to such Holder’s receipt of the notice of a Deferral Period and for which such Holder has not yet settled.

(i)                                     The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

7

(j)                                    If requested in writing in connection with a disposition of Registrable Shares pursuant to the Shelf Registration Statement, the Company shall make reasonably available for inspection during normal business hours by a representative for the Holders holding a majority of the number of such Registrable Shares, any broker-dealers, attorneys and accountants retained by such holders, and any attorneys or other agents retained by a broker-dealer engaged by such Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any prospectus or Permitted Free Writing Prospectus referred to in this Agreement) or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person, and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Holders and the other parties entitled thereto by one legal counsel (“Holders Counsel”) designated by the Holders holding a majority of the number of Registrable Shares held by Holders with respect to such Shelf Registration Statement.

(k)                                 To the extent the Holders designate a Holders Counsel, the Company shall (i) permit such Holders Counsel to review and comment upon (A) the Shelf Registration Statement at least five (5) Business Days prior to its filing with the Commission and (B) all Permitted Free Writing Prospectuses and all amendments to the Shelf Registration Statement within a reasonable number of days, but in any event not less than two (2) Business Days, prior to their filing with the Commission, and (ii) not file the Shelf Registration Statement or amendment thereof or any Free Writing Prospectus in a form to which such Holders Counsel reasonably objects. The Company shall furnish to any such Holders Counsel, without charge, (x) copies of any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to the Shelf Registration Statement or any document incorporated by reference therein, (y) promptly after the same is prepared and filed with the Commission, one copy of the Shelf Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, and all exhibits thereto; and (z) promptly upon the effectiveness of the Shelf Registration Statement, one copy of the prospectus included in the Shelf Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with any such Holders Counsel in performing the Company’s obligations pursuant to this Section 2.

8

3.                                      Holder’s Obligations.

(a)                                 Each Holder agrees promptly upon written request by the Company to furnish to the Company all information required to be disclosed under Item 507 of Regulation S-K under the Securities Act and any other material information regarding such Holder and the distribution of such Registrable Shares as the Company may from time to time reasonably request.  It shall be a condition precedent to the obligation of the Company to take any action pursuant to Sections 1 and 2 of this Agreement with respect to the Registrable Shares of any Holder that such Holder shall furnish to the Company such information about itself, its Registrable Shares and its intended method of distribution of its Registrable Shares as is reasonably required to effect registration of such Holder’s Registrable Shares.

(b)                                 Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Registrable Shares, in each case without the prior express written consent of the Company. Any such Free Writing Prospectus consented to by the Company, or any Free Writing Prospectus prepared by or on behalf of or otherwise used or referred to by the Company in connection with the offer or sale of the Registrable Shares, is referred to herein as a “Permitted Free Writing Prospectus.”

4.                                      Registration Expenses.

(a)                                 All fees and expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 1 and 2 of this Agreement (other than those specified in Section 4(b)) will be borne by the Company, regardless of whether the Shelf Registration Statement is ever filed or becomes effective, including without limitation:

(i)                                     all registration and filing fees and expenses;

(ii)                                  all fees and expenses of compliance with federal securities and state “blue sky” or securities laws;

(iii)                               all expenses of printing (including, without limitation, printing certificates and prospectuses), messenger and delivery services and telephone;

(iv)                              all fees and disbursements of counsel for the Company; and

(v)                                 all fees and disbursements of independent certified public accountants of the Company (including, without limitation, the expenses of any special audit required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

9

(b)                                 All underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of the Registrable Shares and fees and disbursements of counsel for any Holder shall be borne by the Holders.

5.                                      Indemnification.

(a)                                 The Company agrees to indemnify and hold harmless each Holder holding Registrable Shares included within the coverage of the Shelf Registration Statement, the directors, officers, employees, Affiliates and agents of each such Holder and each person who controls any such Holder within the meaning of the Securities Act or the Exchange Act (collectively, the “Holder Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof to which each Holder Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to a Holder to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Shelf Registration Statement or the Disclosure Package in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and provided, further, however, that this indemnity agreement will be in addition to any liability that the Company may otherwise have to such Holder Indemnified Party.

(b)                                 Each Holder holding Registrable Shares covered by the Shelf Registration Statement severally, and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement, as well as any officers, employees, Affiliates and agents of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (a “Company Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for

10

inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that such Holder may otherwise have to the Company Indemnified Parties. Notwithstanding any other provision of this Section 5(b), no Holder shall be required to indemnify or hold harmless any Company Indemnified Party in an amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Shares pursuant to the Shelf Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue statement or omission.

(c)                                  Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 5 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if such Indemnified Party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), and the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(d)                                 If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an Indemnified Party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in

11

subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holder or Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this subsection (d). The parties agree that it would not be just and equitable if contributions were determined by  pro rata  allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Section 5(d), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Shares pursuant to the Shelf Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)                                  The agreements contained in this Section 5 shall survive the sale of the Registrable Shares pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

6.                                      The Company covenants that, if at any time before the end of the applicable Shelf Registration Period, the Company is not subject to the reporting requirements of the Exchange Act, it will take such further action as may be required from time to time to enable the Holders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)) under the Securities Act. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

7.                                      Miscellaneous.

(a)                                 Recapitalizations, Exchanges, Etc.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Shares, (ii) any and all securities of the Company into which the Registrable Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Registrable Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations,

12

recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

(b)                                 No Inconsistent Agreements.  The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(c)                                  No Piggyback on Registration; Other Registration Statements. Without the prior written consent of the Holders of a majority of the Registrable Shares, no Shelf Registration Statement relating to the offer and sale of Registrable Shares shall register any transaction in any securities of the Company, other than the offer and sale of Registrable Shares by the Holders thereof.  The Company shall not cause any other registration statements to be declared effective by the Commission prior to the time that all Registrable Shares are registered pursuant to a Shelf Registration Statement that is declared effective by the Commission (the “Effective Time”), provided that this Section 7(c) shall not prohibit the Company from causing any registration statement that was filed prior to the date hereof to be declared effective by the Commission prior to the Effective Time.

(d)                                 Interpretation.  Article, Section and Annex references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including, without limitation.”

(e)                                  Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the written consent of the Company and the Holders of a majority in number of then outstanding Registrable Shares; provided, however, that no such amendment that materially and adversely affects the rights of any Holder shall be binding on such Holder without such Holder’s written consent. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Shares being sold by such Holders pursuant to the Shelf Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Shares outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 7(e) with respect to such Holder’s Registrable Shares, whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Shares. Any amendment, supplement or modification of or to any provision of this

13

Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise. A copy of each amendment, modification or supplement to this Agreement shall be delivered by the Company to each Holder.  The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.

(f)                                   Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.  All communications shall be sent to the following addresses:

If to the Company, to:

Magnum Hunter Resources Corporation
777 Post Oak Boulevard, Suite 650
Houston, TX 77056
Facsimile: (832) 369-6992
Attention: Paul M. Johnston, Senior Vice President and General Counsel

With copies to:

Bracewell & Giuliani LLP
711 Louisiana Street, Suite 2300
Houston, TX 77002-2770
Facsimile: (713) 437-5318
Attention: Charles H. Still, Jr.

If to a Holder, at the most current address shown for such Holder in the records of the Company, or to such other address as the Company or such Holder may designate in writing.

(g)                                  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto as hereinafter provided. The rights of the Holders contained in this Agreement shall be automatically asssignable and transferrable by Investor to any transferee or assignee to which all or any portion of the Registrable Shares are transferred, provided, that (i) Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company promptly following such

14

assignment; (ii) the Company is, within a reasonable time after such transfer, furnished with written notice of (a) the name and address of such transferee, and (b) the securities with respect to which such registration rights are being transferred; (iii) the transferee or assignee agrees in writing to become a party to this Agreement and be fully bound by, and subject to, all of the terms and conditions of this Agreement as though an original party hereto; (iv) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws if so required; and (v) such transfer and assignment shall have been conducted in accordance with all applicable federal and state securities laws. All of the obligations of the Company hereunder shall survive any such transfer.

Neither this Agreement nor any of the rights or duties of the Company set forth herein shall be assigned by the Company, in whole or in part, without having first received the written consent of the Holders of a majority of the then outstanding Registrable Shares.

(h)                                 Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

(i)                                     Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j)                                    Governing Law; Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

(k)                                 Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any applicable law, or due to any public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are fulfilled to the extent possible.

(l)                                     Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein, superseding all prior agreements and understandings among the parties with respect to such subject matter.

15

(m)                             Further Assurances.  Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

(n)                                 Termination.  This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except that the obligations arising under Sections 4 and 5 shall remain in effect in accordance with their terms.

(o)                                 Securities Held by the Company.  Whenever the consent or approval of Holders of a specified number of Registrable Shares or Registrable Shares is required hereunder, shares of Common Stock held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(p)                                 Independent Nature of Obligations. The obligations of each Investment Entity under this Agreement are several and not joint with the obligations of any other Investment Entity, and no Investment Entity shall be responsible in any way for the performance of the obligations of any other Investment Entity under this Agreement. The failure or waiver of performance under this Agreement by any Investment Entity shall not excuse performance by any other Investment Entity. Each Investment Entity shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investment Entity to be joined as an additional party in any proceeding for such purpose.

(q)                                 Definitions.  The following terms shall have the following meanings:

(i)                                     “Affiliate” means, with respect to any specified person, an “affiliate,” as defined in Rule 144(a)(1) of the Securities Act, of such person.

(ii)                                  “Agreement” shall have the meaning set forth in the recitals hereto.

(iii)                               “Amendment Effectiveness Deadline Date” shall have the meaning set forth in Section 2(a)(i).

(iv)                              “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in New York City are authorized or required by law or executive order to close.

(v)                                 “Closing Date” shall mean the closing date of the sale and issuance of the Registrable Shares pursuant to the Purchase Agreement.

(vi)                              “Commission” shall have the meaning set forth in Section 1(a).

(vii)                           “Common Stock” shall have the meaning set forth in the recitals hereto.

(viii)                        “Company” shall have the meaning set forth in the recitals hereto.

(ix)                              “Company Indemnified Party” shall have the meaning set forth in Section 5(b).

16

(x)                                 “Deferral Notice” shall have the meaning set forth in Section 2(h)(C).

(xi)                              “Deferral Period” shall have the meaning set forth in Section 2(h).

(xii)                           “Disclosure Package” means, with respect to any offer or sale of Registrable Securities pursuant to the Shelf Registration Statement, (i) any preliminary or final prospectus included in such Shelf Registration Statement and any amendment or supplement thereto, and (ii) each Permitted Free Writing Prospectus, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of Registrable Shares at the time of sale of such Registrable Shares (including, without limitation, a contract of sale).

(xiii)                        “Effective Time” shall have the meaning set forth in Section 7(c).

(xiv)                       “Effectiveness Date” means, with respect to the Shelf Registration Statement required to be filed under Section 1(a), the 90th calendar day following the Closing Date; provided, however, that, if the Company receives written comments from the Commission relating to the filed Shelf Registration Statement, then the “Effectiveness Date” shall be the 120th calendar day following the Closing Date; provided, however, that if the Effectiveness Date falls on a day that is not a Business Day, then the Effectiveness Date shall be extended to the next Business Day.

(xv)                          “Event” shall have the meaning set forth in Section 1(d).

(xvi)                       “Event Date” shall have the meaning set forth in Section 1(d).

(xvii)                    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(xviii)                 “Exchange Act Report” shall have the meaning set forth in Section 2(h).

(xix)                       “Filing Date” means, with respect to the Shelf Registration Statement required to be filed under Section 1(a), the 10th calendar day following the Closing Date;  provided, however, that if the Filing Date falls on a day that is not a Business Day, then the Filing Date shall be extended to the next Business Day.

(xx)                          “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

(xxi)                       “Grace Period” shall have the meaning set forth in Section 1(d).

(xxii)                    “Holder” means a holder of record of Registrable Shares or of Warrants exercisable for Registrable Shares.  For all purposes under this Agreement, a holder of Warrants exercisable for Registrable Shares shall be deemed to hold such Registrable Shares.

(xxiii)                 “Holders Counsel” shall have the meaning set forth in Section 2(j).

17

(xxiv)                “Holder Indemnified Party” shall have the meaning set forth in Section 5(a).

(xxv)                   “Indemnified Party” shall have the meaning set forth in Section 5(c).

(xxvi)                “Investment Entity” shall have the meaning set forth in the recitals hereto.

(xxvii)             “Investor” shall have the meaning set forth in the recitals hereto.

(xxviii)          “Material Event” shall have the meaning set forth in Section 2(h).

(xxix)                “Permitted Free Writing Prospectus” shall have the meaning set forth in Section 3(b).

(xxx)                   “Person” means any individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

(xxxi)                “Purchase Agreement” shall have the meaning set forth in the recitals hereto.

(xxxii)             “Registrable Shares” means (A) each share of Common Stock acquired by a Holder pursuant to the Purchase Agreement, (B) each share of Common Stock issuable to a Holder upon exercise of Warrants, and (C) any stock of the Company issued as a dividend, or other distribution with respect to or in exchange for, the Common Stock referred to in clause (A) or (B) above; until the date on which all of the Registrable Shares then owned by such Holder (i) have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, (ii) have been disposed of pursuant to Rule 144 under the Securities Act or (iii) may be resold pursuant to Rule 144 without restriction or limitation (including without the requirement to be in compliance with Rule 144(c)(1)) or another similar exemption under the Securities Act.

(xxxiii)          “Rule 415 Limitation” shall have the meaning set forth in Section 1(a).

(xxxiv)         “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(xxxv)            “Shelf Registration” shall have the meaning set forth in Section 1(a).

(xxxvi)         “Shelf Registration Period” shall have the meaning set forth in Section 1(b).

(xxxvii)      “Shelf Registration Statement” shall have the meaning set forth in Section 1(a).

(xxxviii)   “Special Grace Period” shall have the meaning set forth in Section 1(d).

18

(xxxix)         “Special Registration Statement” shall mean a registration statement relating to any employee benefit plan on Form S-8 or similar form or, with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration statement on Form S-4 or similar form.

(xl)                              “Warrants” shall have the meaning set forth in the recitals hereto.

[Signature Page Follows]

19

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MAGNUM HUNTER RESOURCES CORPORATION

By:
Name:	Gary C. Evans
Title:	Chairman and Chief Executive Officer

INVESTMENT ENTITY

[Investment Entities executed by means of Omnibus Signature Pages, the form of which is attached as Annex I to the Purchase Agreement]

Signature Page to Registration Rights Agreement

EXHIBIT A

INVESTMENT ENTITIES

Relational Investors Mid-Cap Fund I, L.P.

Relational Investors Mid-Cap Fund II, L.P.

Relational Coast Partners, L.P.

Relational Fund Partners, L.P.

Relational Investors IX, L.P.

Relational Investors XV, L.P.

Relational Investors XVI, L.P.

Relational Investors XX, L.P.

Relational Investors XXIII, L.P.

Relational Investors XXIV, L.P.

RH Fund I, L.P.

EXHIBIT B

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. The selling stockholders may sell their shares of our common stock pursuant to this prospectus at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•                                          ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                                          block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•                                          purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                                          an exchange distribution in accordance with the rules of the applicable exchange;

•                                          privately negotiated transactions;

•                                          short sales;

•                                          through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•                                          broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•                                          a combination of any such methods of sale; and

•                                          any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as the shares offered by the selling stockholders have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, the shares offered by the selling stockholders have been disposed of pursuant to Rule 144 under the Securities Act or the shares offered by the selling stockholders may be resold pursuant to Rule 144 without restriction or limitation (including without the requirement to be in compliance with Rule 144(c)(1)) or another similar exemption under the Securities Act.

ANNEX IV

MAGNUM HUNTER RESOURCES CORPORATION

 INVESTOR QUESTIONNAIRE

If Investor is an individual, please complete Sections 1 and 3 of this Investor Questionnaire.  If Investor is an entity, please complete Sections 2 and 3 of this Investor Questionnaire.

Investor acknowledges that Magnum Hunter Resources Corporation (the “Company”) intends to use the information set forth below to rely on certain exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”).

Investor also acknowledges that the Company intends to use the information set forth below in preparing a resale registration statement (the “Resale Registration Statement”) relating to the offer and sale of the securities purchased pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) between Investor and the Company.  Investor understands that failure to provide the requested information may result in the Company’s exclusion of Investor’s securities from the Resale Registration Statement.

SECTION 1.        QUESTIONS FOR INDIVIDUALS

1.                                      (A)          Legal name in which the stock certificate should be issued:

(B)                               Relationship between the Investor of the Shares and the Registered Holder listed in response to 1(A) above.

2.                                      Address to which the stock certificate should be sent:

3.                                      Email address:

4.                                      Date of birth:

5.                                      U. S. citizen:   Yes ☐       No ☐

6.                                      Social security no.:

7.                                      Accredited Investor Suitability Requirements:

Please indicate whether you meet any of the following requirements:

(A)                               I am a natural person and had an individual income in excess of $200,000 in each of the two most recent years and reasonably expect an income in excess of $200,000 in the current year.  For these purposes “income” means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gain; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes ☐	No ☐

(B)                               I am a natural person and had a joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect a joint income with my spouse in excess of $300,000 in the current year.  For these purposes “income” shall be determined as set forth in Section 1, clause 7(A) above.

Yes ☐	No ☐

(C)                               I am a natural person and have an individual net worth on the date hereof (or joint net worth with my spouse) in excess of $1 million (excluding the value of my primary residence).  For purposes of this calculation, your “net worth” equals your total assets minus both your total liabilities and the value of your primary residence.  To calculate the value of your primary residence, subtract from the estimated fair market value of the property the amount of debt secured by the property (up to the estimated fair market value of the property).

Yes ☐	No ☐

(D)                               I am a natural person and am a director, executive officer or general partner of the Company.  For these purposes, “executive officer” shall mean the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company.

Yes ☐	No ☐

INDIVIDUALS, PLEASE SKIP TO PAGE 7 TO ANSWER THE QUESTIONS IN SECTION 3 THAT ARE APPLICABLE TO ALL INVESTORS.

SECTION 2.                           QUESTIONS FOR ENTITIES

1.                                      (A)          Full legal name in which the stock certificate should be issued and nature (e.g., limited partnership, corporation, trust, limited liability company) of entity:

See transfer agent spreadsheet provided by Relational.

(B)          Relationship between the Investor of the Shares and the Registered Holder listed in response to 1(A) above.  Investors is the General Partner or Investment Adviser for each of the registered holders.

2.                                      Address to which the stock certificate should be sent:

See transfer agent spreadsheet provided by Relational.

3.                                      Name of contact person: See transfer agent spreadsheet provided by Relational.

4.                                      Email address of contact person: See transfer agent spreadsheet provided by Relational.

5.                                      Date of organization: N/A

6.                                      State of organization: N/A

7.                                      Taxpayer identification no.: See transfer agent spreadsheet provided by Relational.

8.                                      Accredited Investor Suitability Requirements:

(A)                               Was the entity formed for the specific purpose of investing in the Company?

Yes ☐	No ☒

(B)                          If your answer to question (A) is “No,” CHECK whichever of the following statements is applicable to the entity; if your answer to question (A) is “Yes” or if none of the statements in Section 2, clause 8(B)(1) below are applicable, the entity must be able to certify to the statement in Section 2, clause 8(B)(2) below in order to qualify as an Accredited Investor.

(1)                            The undersigned entity certifies that it is an Accredited Investor because it is:

(i)                                     a bank as defined in section 3(a)(2) of the Securities Act of 1933 (the “Act”) or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in an individual or fiduciary capacity;

Yes ☐	No ☒

(ii)                                  a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

Yes ☐	No ☒

(iii)                               an insurance company as defined in section 2(a)(13) of the Act;

Yes ☐	No ☒

(iv)                              an investment company registered under the Investment Company Act of 1940;

Yes ☐	No ☒

(v)                                 a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940;

Yes ☐	No ☒

(vi)                              a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

Yes ☐	No ☒

(vii)                           a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees provided that such employee benefit plan has total assets in excess of $5,000,000;

Yes ☐	No ☒

(viii)                        an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, and the plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser or provided that the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that are Accredited Investors (if a self-directed plan with more than one investment account, (1) each participant must maintain a separate investment account within the plan, and (2) the funds of the separate investment accounts within the plan must not be commingled);

Yes ☐	No ☒

(ix)                              a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

Yes ☐	No ☒

(x)                                 an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities of the Company with total assets in excess of $5,000,000; or

Yes ☐	No ☒

(xi)                              a trust, with total assets in excess of $5,000,000, not formed for the specified purpose of acquiring the securities of the Company, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Act.

Yes ☐	No ☒

(2)                                 The undersigned entity certifies that it is an Accredited Investor because each of its stockholders, partners, beneficiaries or other equity holders meets at least one of the following conditions:

(i)                                     It is a natural person and had an individual net worth at the time of purchase (or joint net worth with spouse) in excess of $1 million (excluding the value of its primary residence).

Yes ☐	No ☒

(ii)                                  It is a natural person and had an individual income (without including any income of spouse) in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and reasonably expects an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in the current year.  For these purposes “income” means individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes ☐	No ☒

(iii)                               The stockholder, partner, beneficiary or other equity holder is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in Section 2, clause 8(B)(1) above or whose stockholders, partners, beneficiaries or other equity holders meet at least one of the descriptions in this Section 2, clause 8(B)(2).

Yes ☒	No ☐

SECTION 3.    QUESTIONS FOR ALL INVESTORS

1.                                      Affiliation with Broker-Dealers: Is the undersigned a registered broker-dealer or an affiliate of a registered broker-dealer?  For purposes of this question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

Yes ☐	No ☒

If so, please answer the remaining questions in this section.

Please identify the registered broker-dealer(s) and describe the nature of the affiliation(s) between the undersigned and any registered broker-dealers:

If the securities are being purchased by you other than in the ordinary course of business, please describe the circumstances:

If you, at the time of purchasing the securities, will have any agreements or understandings, directly or indirectly, with any person to distribute the securities, please describe such agreements or understandings:

2.                                      Relationship with the Company:

(A)                               Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes ☐	No ☒

(B)                               If so, please state the nature and duration of your relationship with the Company:

3.                                      Plan of Distribution:  Except as set forth below, the undersigned intends to distribute its securities pursuant to the Resale Registration Statement in accordance with the “Plan of Distribution” that will be included therein, a copy of which is attached as Exhibit B to the Registration Rights Agreement by and among the Company and the Investors:

State any exceptions here: NONE

4.                                      Potential Nature of Beneficial Holding: The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that will exercise(s) sole or shared voting or dispositive power over the securities.

(A)                               Is the undersigned required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934?

Yes ☐	No ☒

(B)                               State whether the undersigned is a subsidiary of an investment company, registered under the Investment Company Act of 1940:

Yes ☐	No ☒

If a subsidiary, please identify the publicly-held parent entity:

If you answered “Yes” to these two questions (Section 3, clauses 4(A) and (B)), you may skip the next question, and proceed to the signature page of this Investor Questionnaire.

(C)                               Please identify the controlling person(s) of the undersigned (the “Controlling Entity”).  If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity.  This process should be repeated until you reach natural persons or a publicly held entity that will exercise sole or shared voting or dispositive power over the securities:

Please find below an example of the requested natural person disclosure:

Relational Investors LLC serves the sole general partner or the investment advisor for each of the entities or accounts listed above as a registered holder (see transfer agent spreadsheet). Relational Investors LLC is wholly owned by Relational Investors Group, LLC of which Mssrs. Whitworth and Batchelder are the managing members.

(D)                           Please provide contact information for all controlling persons and Controlling Entities identified in Section 3, clause 4(C) above:

Name of controlling person or Controlling Entity (including contact person for Controlling Entities)	Mailing Address	E-Mail Address	Telephone Number

Ralph V. Whitworth	12400 High Bluff Dr., Suite 600, San Diego, CA 92130	rvw@rillc.com	(858) 704-3330
David H. Batchelder	12400 High Bluff Dr., Suite 600, San Diego, CA 92130	dhb@rillc.com	(858) 704-3301

If you need more space for any response, please attach additional sheets of paper.  Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Investor Questionnaire.  Please note that you may be asked to answer additional questions depending on your responses to the above questions.

The undersigned recognizes that the Company is relying on the truth and accuracy of such information so that it may rely on certain exemptions from registration contained in the Act and the securities laws of certain states.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

THE UNDERSIGNED AGREES TO INFORM THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this 27th day of May, 2014, and declares that it is truthful and correct.

INDIVIDUALS:	ENTITIES:

See list provided
Signature of Investor	Print Name of Entity

/s/ Ralph Whitworth
Print Name of Investor	Signature of Authorized Signatory

Ralph Whitworth
Print Name of Authorized Signatory

Principal, Relational Investors LLC
Print Title of Authorized Signatory

EXHIBIT A

COMPLIANCE CERTIFICATE

The undersigned, the [Chief Executive Officer] [Chief Financial Officer] of Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), pursuant to Section 6(a)(vii) of the Securities Purchase Agreement, dated as of May 27, 2014, by and among the Company and the investors party thereto (the “Purchase Agreement”), hereby represents, warrants and certifies on behalf of the Company, in his capacity as an officer of the Company and without personal liability, as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement):

1.             The representations and warranties of the Company contained in Section 5 of the Purchase Agreement are true and correct in all material respects at and as of the Closing with the same effect as if made at and as of the date hereof (except for representations and warranties which speak as of a specific date, which are true and correct in all material respects as of such date).

2.             The Company has performed or fulfilled in all material respects all agreements, obligations and conditions contained in the Purchase Agreement required to be performed or fulfilled by the Company at or prior to the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate this      day of May, 2014.

MAGNUM HUNTER RESOURCES CORPORATION

By:
Name:
Title:

EXHIBIT B

SECRETARY’S CERTIFICATE

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of May 27, 2014, by and among the Company and the investors party thereto (the “Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement):

1.             Attached hereto as Exhibit A are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company (the “Board”) at a meeting held on May     , 2014 approving the transactions contemplated by the Purchase Agreement and the other Transaction Documents and the issuance of the Shares and the Warrants.  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.             Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.             Attached hereto as Exhibit C is a true correct and complete copy of the Bylaws of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate this      day of May, 2014.

[Name]
Secretary

EXHIBIT C

OPINION OF BRACEWELL & GIULIANI LLP

1.                                      The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.  The Company is qualified to do business and is in good standing as a foreign corporation in the State of Texas.

2.                                      Each of the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

3.                                      The Shares have been duly authorized for issuance by the Company and, when issued and delivered in accordance with the Securities Purchase Agreement against payment of the purchase price therefor, will be validly issued, fully paid and nonassessable.  The Warrant Shares have been duly authorized for issuance by the Company and, when issued and delivered in accordance with the Warrants against payment of the exercise price therefor, will be validly issued, fully paid and nonassessable.

4.                                      Assuming the accuracy of the representations and warranties of the Company and Investor contained in the Securities Purchase Agreement, it is not necessary in connection with the offer, sale, issuance and delivery of the Shares and the Warrants to Investor pursuant to the Securities Purchase Agreement to register the Shares and the Warrants under the Securities Act of 1933, as amended (the “Securities Act”).

5.                                      No consent, approval, authorization or order of, or filing with, any U.S. federal, Texas or New York governmental agency or authority is required for the consummation by the Company of the transactions contemplated by the Securities Purchase Agreement and the Registration Rights Agreement, except (i) for the filing of Form D pursuant to Regulation D under the Securities Act and (ii) as required by the Registration Rights Agreement.

6.                                      The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants do not and will not (i) violate the certificate of incorporation or the bylaws of the Company, (ii) result in a violation of, or constitute a default (or an event which, with the giving of notice or lapse of time or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration under any other agreement, note, lease, mortgage, deed or other instrument to which the Company or any of its subsidiaries is a party that has been filed by the Company as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 or Current Reports on Form 8-K filed with the Commission since December 31, 2013, or (iii) violate any U.S. federal, Texas or New York statute, the General Corporation Law of the State of Delaware or any rule or regulation of any U.S. federal, Texas or New York governmental agency or authority having jurisdiction over the Company.

SCHEDULE A

DISCLOSURE SCHEDULE

The Company has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-1 (the “Registration Statement”) registering shares of its common stock for resale by investors that purchased the shares in the Company’s previously announced private offering completed on March 26, 2014, as required pursuant to a registration rights agreement entered into with those investors.

The Company has received written comments from the staff of the SEC on the Registration Statement, including comments on the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as amended (the “Form 10-K”), which is incorporated by reference into the Registration Statement.  These comments request that the Company amend the Form 10-K to provide additional disclosures regarding the Company’s reserves of oil and natural gas and related matters and the determination of certain elements of the Company’s 2013 executive compensation.

The Company expects that it will file an amendment to the Form 10-K in response to the comments.  Although the staff’s review of the Registration Statement and the Form 10-K is ongoing, the Company expects that the amendment to the Form 10-K will include additional disclosures regarding the matters to which the comments relate, but that the amendment will not include material revisions to the information included in the Form 10-K as previously filed.  Specifically, the Company does not expect that the amendment to the Form 10-K will include changes to the Company’s audited consolidated financial statements as previously filed or revisions to previously reported estimates of the Company’s proved reserves, items of executive compensation or other financial or operational data.